                                                                   Exhibit 10.28

                 AMENDMENT TO AGREEMENT FOR WHOLESALE FINANCING

      This Amendment to Agreement for Wholesale Financing is made to that certain Agreement for Wholesale Financing entered into by and between PC Connection, Inc., a Delaware corporation ("Dealer") and Deutsche Financial Services Corporation (DFS) on March 25. 1998. as amended ("Agreement").

      FOR VALUE RECEIVED, Dealer and DFS agree to amend the Agreement as follows:

      1. Dealer and DFS agree to amend paragraph 3 of the Agreement to provide as follows:

      "3. To secure payment of all of Dealer's current and future debts to DFS, whether under this Agreement or any current or future guaranty or other agreement, Dealer grants DFS a security interest in all
            Dealer's:

            (a) inventory and equipment, manufactured or sold by or bearing any trademark or trade name of Compaq Computer Corporation, Acer America Corporation, Apple Computer, Inc., Digital Equipment Corporation, Hewlett-Packard Company, Hitachi Sales Corporation of America, Power Computing, Texas Instruments Incorporated, Toshiba America Information Systems, Inc., NEC Technologies, Inc., Old America, Inc. (Okidata division), Canon U.S.A., Inc., Packard Bell Electronics, Inc., Epson America, Inc., Xerox Corporation, Tektronix, Inc., and Toshiba America Information Systems, Inc. or any of their subsidiaries or affiliated companies, whether now owned or hereafter acquired, and all attachments, accessories, accessions, returns, repossessions, exchanges, substitutions and replacements thereto, and all proceeds thereof; and

            (b) rebates, discounts, credits and incentive payments, now or hereafter due Dealer, relating to any of the above described inventory and equipment, and all proceeds thereof.

            All such assets are collectively referred to herein as the 'Collateral'. All of such terms for which meanings are provided in the Uniform Commercial Code are used herein with such meanings. All Collateral financed by DFS, and all proceeds thereof, will be held in trust by Dealer for DFS, with such proceeds being payable in accordance with this Agreement."

      2. DFS and Dealer agree that the following paragraph is incorporated into the Agreement as if fully and originally set forth therein;

      "7.1 Financial Covenants. Dealer will


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            (a) At all times maintain a Consolidated Net Worth of not less than the amounts specified below at the end of each of Dealer's fiscal quarters as indicated:

                                         Required Net Worth
            Fiscal Quarter(s)Ending on    Quarter-end Date
            --------------------------    ----------------
            06/30/99                       $   60,000,000
            09/30/99                       $   60,000,000
            12/31/99                       $   76,000,000
            03/31/00                       $   76,000,000
            06/30/00                       $   76,000,000
            09/30/00                       $   76,000,000
            12/31/00                       $   96,000,000
            03/31/01                       $   96,000,000
            06/30/01                       $   96,000,000
            09/30/01                       $   96,000,000
            12/31/01 and each fiscal
            quarter thereafter             $  120,000.000

            (b) As of each date indicated below, for the twelve months ending on that date, Dealer shall maintain the Consolidated Net Income indicated:

            Fiscal Quarter(s)Ending     Required Net Income for Previous
                                        Four Quarters on Quarter-end Date
                                        ---------------------------------
            06/30/99                       $  12,000,000
            09/30/99                       $  12,000,000
            12/31/99                       $  16,000,000
            03/31/00                       $  16,000,000
            06/30/00                       5  16,000,000
            09/30/00                       $  16,000,000
            12/31/00                       S  20,000,000
            03/31/01                       5  20.000,000
            06/30/01                       $  20,000,000
            09/30/01                       $  20,000,000
            12/31/01 and each fiscal
            quarter thereafter             $  24,000,000

            For purposes of this paragraph: (i) 'Consolidated Net Worth' means, at any date as of which the amount thereof shall be determined, the consolidated total assets of the Dealer and its affiliates, less the consolidated total liabilities of the Dealer and its affiliates; and (ii ) (ii) 'Consolidated Net Income' means the net income (or deficit) from operations of the Dealer and its affiliates, after taxes. The foregoing terms shall be determined in accordance with generally accepted accounting principles consistently applied"

      All other terms as they appear in the Agreement to the extent consistent with the foregoing, are ratified and remain unchanged and in full force and effect.


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

      IN WITNESS WHEREOF, Dealer and DFS have executed this Amendment to Agreement for Wholesale Financing this 5th day of November, 1999.


                                    PC CONNECTION, INC.,

ATTEST:                             By: /s/ Jack L. Ferguson
                                       ------------------------------
----------------------              Title: Treasurer
(Assistant) Secretary                     ---------------------------


                                    DEUTSCHE FINANCIAL SERVICES CORPORATION

                                    By:
                                       ------------------------------
                                    Title:
                                          ---------------------------


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

      IN WITNESS WHEREOF, Dealer and DFS have executed this Amendment to Agreement for Wholesale Financing this 5th day of November, 1999.


                                    PC CONNECTION, INC.,

ATTEST:                             By: /s/ Jack L. Ferguson
/s/ [ILLEGIBLE]                        ------------------------------
----------------------              Title: Treasurer
(Assistant) Secretary                     ---------------------------


                                    DEUTSCHE FINANCIAL SERVICES CORPORATION

                                    By:
                                       ------------------------------
                                    Title:
                                          ---------------------------

                       [LETTERHEAD OF PC CONNECTION INC.]

November 15, 1999


Mr. Christopher M. Renzi
Business Development Manager
Deutsche Financial Services Corporation
100 River Ridge Drive, Suite 202
Norwood, MA 02062

Dear Chris:

I enclose the following:

1. Copy of Amendment to Agreement for Wholesale Financing with my original signature.
2. Fax copy of Steve Markiewicz's attest signature (he is in a different locations, and he faxed the last page with his signature).
3.    Copy of Agreement with Steve Markiewicz's original signature thereon.

I was out of the office all last week due to the death of my mother and was unable to send this out earlier.

Yours truly,

/s/ Jack

Jack L. Ferguson.
Treasurer, Director of Finance


JLF:eg
Enclosures


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